UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 8, 2021 (January 4, 2021)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	CLI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2020, Mack-Cali Realty Corporation (the “Company” or “General Partner”), the general partner of Mack-Cali Realty, L.P. (the “Operating Partnership”), entered into an amended and restated employment agreement (the “Employment Agreement”) with Ricardo Cardoso, the Company’s Executive Vice President and Chief Investment Officer, which provided for, among other things, an award of performance-based long-term incentive plan (“LTIP”) units of limited partnership Interests (“LTIP Units”) of the Operating Partnership to be granted by the Company on or before January 31, 2021.

On January 4, 2021, the Company’s Board of Directors (the “Board”), acting on the recommendations of the Executive Compensation and Option Committee of the Board (the “Compensation Committee”), caused the General Partner to grant an award of 334,449 LTIP Units to Mr. Cardoso as contemplated by his Employment Agreement (the “LTIP Award”). The LTIP Units constitute an award under the Company’s stockholder approved 2013 Incentive Stock Plan.

Under the terms of the LTIP Award, Mr. Cardoso will have the opportunity to vest in the LTIP Units, which ultimately may be settled in common stock of the Company, subject to the achievement of certain sales performance milestones with respect to commercial asset dispositions by the Company from August 1, 2020 to December 31, 2022 (the “Measurement Period”). These sales milestones will be based on the aggregate gross sales prices of the assets according to the following schedule, provided that the asset will only be included in the milestone if it is sold for not less than 85% of its estimated net asset value, as defined in the agreement, with linear interpolation for performance between the specified vesting levels, :

Performance Level	Sales Volume	Payout as % of Maximum LTIP Units
< Threshold	<$500 million	0%
Threshold	$500 million	25%
Target	$700 million	50%
Maximum	$900 million	100%

LTIP Units were issued on January 4, 2021, but will remain subject to forfeiture depending on the extent that the LTIP Award vests. The number of LTIP Units issued initially to Mr. Cardoso of the LTIP Award is the maximum number of LTIP Units that may be earned under the award. The number of LTIP Units that will vest for Mr. Cardoso will be determined at the end of the Measurement Period. Achievement of the sales performance milestone will determine how many LTIP Units vest for Mr. Cardoso, and if the amount vested is fewer than the number issued, the balance will be forfeited as of the end of the Measurement Period. Vesting of the LTIP Units may be accelerated upon the occurrence of a change of control of the Company, or if Mr. Cardoso’s employment is terminated by the Company without cause or by Mr. Cardoso for good reason (as all such terms are defined in the Employment Agreement), in each case based on actual performance measured as of such triggering date.

Prior to the end of the Measurement Period for the LTIP Units, Mr. Cardoso will be entitled to receive per unit distributions equal to one-tenth (10%) of the regular quarterly distributions payable on a common unit of limited partnership interest in the Operating Partnership (a “Common Unit”), if any, but will not be entitled to receive any special distributions. Distributions with respect to the other nine-tenths (90%) of regular quarterly distributions and all special distributions payable on a Common Unit will accrue but shall only become payable if and when the LTIP Units become vested. After the end of the Measurement Period for the LTIP Units, vested LTIP Units will be entitled to receive distributions in an amount per unit equal to distributions, both regular and special, payable on a Common Unit.

LTIP Units are designed to qualify as “profits interests” in the Operating Partnership for federal income tax purposes. As a general matter, the profits interest characteristics of the LTIP Units mean that initially they will not be economically equivalent in value to a Common Unit. If and when events specified by applicable tax regulations occur, LTIP Units can over time increase in value up to the point where they are equivalent to Common Units on a one-for-one basis. After LTIP Units are fully vested, and to the extent the special tax rules applicable to profits interests have allowed them to become equivalent in value to Common Units, LTIP Units may be converted on a one-for-one basis into Common Units. Common Units in turn have a one-for-one relationship in value with shares of the Company’s common stock, and are redeemable on a one-for-one basis for cash or, at the election of the Company, shares of the Company’s common stock.

On January 4, 2021, the General Partner, in its capacity as sole general partner of the Operating Partnership, adopted the Tenth Amendment (the “LPA Amendment”) to the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated as of December 11, 1997, as previously amended (the “Partnership Agreement”), to create a new class of LTIP Units under the Partnership Agreement in connection with Mr. Cardoso’s LTIP Award.

The form of award agreement for Mr. Cardoso’s LTIP Units is included as Exhibit A to the LPA Amendment filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See Item 5.02 above, which is incorporated herein by reference.  A copy of the LPA Amendment is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01           Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title

3.1	Tenth Amendment, dated as of January 4, 2021, to Second Amended and Restated Agreement of Limited Partnership of Mack-Cali Realty, L.P., dated as of December 11, 1997.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: January 8, 2021	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: January 8, 2021		By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title

3.1	Tenth Amendment, dated as of January 4, 2021, to Second Amended and Restated Agreement of Limited Partnership of Mack-Cali Realty, L.P., dated as of December 11, 1997.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).